UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2008

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 La Jolla Village Drive, Suite 950

San Diego, CA 92122

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 12, 2008 (Japanese Standard Time), MediciNova, Inc. (the “Company”) filed with the Osaka Securities Exchange a Japanese report referred to as “Kessan Tanshin,” which contained, among other things, the Company’s financial results for the quarter ended June 30, 2008 (the “Tanshin”).

The Tanshin is substantially the same as the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, except the following supplemental information is provided:

•

In the Tanshin, the Company disclosed that it has not changed its estimated results of operations for the year ending December 31, 2008 from those previously provided in the Company’s Kessan Tanshin filed with the Osaka Securities Exchange on March 18, 2008, as set forth below:

	Revenues	Operating Loss	Net Loss
Full Year (Forecast)	$—	$(33,439,000)	$(31,241,000)

Expected loss per share (for full year): $2.58*

Anticipated cash burn is less than $30.0 million for the fiscal year ending December 31, 2008

*	Using 12,100,109 shares for the weighted average number of shares in calculating expected basic and diluted net loss per share.

Note to financial results forecast: The above estimates are based on certain assumptions made by the Company’s management as of the date hereof. These assumptions are based on management’s experience and perception of current conditions, trends, expected future developments and other factors believed to be appropriate in the circumstances. Such estimates are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company and may cause the Company’s actual results to differ materially from the above estimates. These risks include the risk factors detailed in the Company’s filings with the Securities and Exchange Commission, including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008. Our independent auditors have not compiled or been involved in the preparation of the forecasted financial results for fiscal year 2008. Accordingly, they assume no responsibility for the accuracy or presentation of this information.

•	A Consolidated Statement of Stockholders’ Equity/(Deficit) as of June 30, 2008 is presented as such:

	Common Stock		Additional Paid-in capital	Accumulated Other Comprehensive loss	Treasury stock	Deficit Accumulated during the Development stage	Total Stockholders’ equity
	Shares	Amount
Balance at December 31, 2007	12,072,027	$12,072	$273,189,063	$(131,466)	$(1,404,088)	$(205,057,380)	$66,608,201
Employee stock-based compensation	—	—	1,599,152	—	—	—	1,599,152
Issuance of shares under an employee stock purchase plan at $2.93	—	—	—	—	43,368	—	43,368
Comprehensive loss:
Net loss	—	—	—	—	—	(15,694,835)	(15,694,835)
Accumulated other comprehensive loss	—	—	—	86,726	—	—	86,726

Total comprehensive loss							(15,608,109)

Balance at June 30, 2008	12,072,027	$12,072	$274,788,215	$(44,740)	$(1,360,720)	$(220,752,215)	$52,642,612

•

In the Tanshin, financial statements denominated in Japanese yen are disclosed as supplementary information. The numbers were translated at 106.42 Japanese yen per U.S. dollar, which was the Telegraphic Transfer Middle Rate as per the Bank of Tokyo—Mitsubishi as of June 30, 2008.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Tanshin contains forward-looking statements that are subject to risks and uncertainties, many of which are beyond the Company’s control. Forward-looking statements discuss matters that are not historical facts. The Company’s actual results may differ from those expressed or implied in these forward-looking statements as a result of various factors, including those set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on August 11, 2008, and the differences may be material. Factors that may cause actual results or events to differ materially from those expressed or implied by these forward-looking statements, include, but are not limited to, the risks and uncertainties inherent in clinical trials and product development and commercialization, such as the uncertainty in results of clinical trials for product candidates, the uncertainty of whether the results of clinical trials will be predictive of results in later stages of product development, the risk of delays or failure to obtain or maintain regulatory approval, the risk of failure of the third parties upon whom the Company relies to conduct its clinical trials and manufacture its product candidates to perform as expected, the risk of increased cost and delays due to delays in the commencement, enrollment, completion or analysis of clinical trials or significant issues regarding the adequacy of clinical trial designs or the execution of clinical trials and the timing, cost and design of future clinical trials and research activities, the Company’s failure to execute strategic plans or strategies successfully, the Company’s collaborations with third parties, the availability of funds to complete product development plans and the Company’s ability to raise sufficient capital when needed, intellectual property or contract rights, market factors (including whether uncertainties in the credit and capital markets or a further deterioration of these markets will lead to future impairments to the Company’s investment portfolio), economic conditions such as interest rate and currency exchange rate fluctuations, financial condition, liquidity and capital resources and future performance. These forward-looking statements may be preceded by, followed by or otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “can,” “could,” “may,” “will,” “would” or similar expressions. For such statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update publicly or revise any forward-looking statements set forth in the Tanshin, whether as a result of new information, future events or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

Dated: August 11, 2008	By:	/s/ Shintaro Asako
Shintaro Asako
Vice President and Chief Financial Officer